Exhibit 99.1

TABLE 1

	Three Months Ended March 31, 2014				Three Months Ended March 31, 2013
	North American Brands	North American Generics and International	Anda Distribution	Actavis plc	North American Brands	North American Generics and International	Anda Distribution	Actavis plc
(Unaudited; $ in millions)

Net Revenues:
Net revenues	$594.0	$1,670.9	$390.2	$2,655.1	$129.6	$1,534.9	$231.0	$1,895.5
Adjustments to net revenue ((remove from) / add to)
Purchase accounting adjustments	—	—	—	—	—	4.8	—	4.8
Operating results of assets held for sale / sold	—	(112.1)	—	(112.1)	—	—	—	—
Manufacturing and supply contract termination payment	—	—	—	—	—	5.0	—	5.0

Adjusted net revenues	$594.0	$1,558.8	$390.2	$2,543.0	$129.6	$1,544.7	$231.0	$1,905.3

Cost of Sales (1):
Cost of Sales	$185.5	$776.3	$331.2	$1,293.0	$29.8	$862.3	$194.5	$1,086.6
Adjustments to cost of sales ((remove from) / add to)
Integration and restructuring	(0.6)	—	—	(0.6)	—	(1.0)	—	(1.0)
Contingent consideration fair value and accretion adjustment	(0.3)	—	—	(0.3)	—	—	—	—
Operating results of assets held for sale / sold	—	(78.3)	—	(78.3)	—	—	—	—
Operational Excellence Initiative	—	(11.4)	—	(11.4)	—	(6.3)	—	(6.3)
Acquisition accounting fair market value adjustment to stock-based compensation	—	—	—	—	—	—	—	—
Purchase accounting adjustments	(112.7)	(11.9)	—	(124.6)	—	(93.5)	—	(93.5)

Adjusted cost of sales	$71.9	$674.7	$331.2	$1,077.8	$29.8	$761.5	$194.5	$985.8

Adjusted gross profit	522.1	884.1	59.0	1,465.2	99.8	783.2	36.5	919.5

Adjusted gross margin as a percentage of adjusted net revenues	87.9%	56.7%	15.1%	57.6%	77.0%	50.7%	15.8%	48.3%

SG&A:
SG&A	$159.1	$365.0	$34.8	$558.9	$54.8	$330.8	$27.4	$413.0
Adjustments to SG&A ((remove from) / add to)
Legal matters	—	—	—	—	—	(5.3)	—	(5.3)
Acquisition, integration & restructuring expenses	(8.5)	(8.0)	—	(16.5)	—	(16.8)	—	(16.8)
Pending acquisition related costs	(14.2)	—	—	(14.2)	—	—	—	—
U.S. Branded Pharma fee	—	—	—	—	—	—	—	—
Other	—	1.4	—	1.4	—	—	—	—
Global supply chain initiative accelerated depreciation and severance costs	—	(3.1)	—	(3.1)	—	(1.1)	—	(1.1)
Contract termination payments	—	—	—	—	—	—	—	—
Operating results for assets held for sale / sold	—	(33.5)	—	(33.5)	—	—	—	—
Acquisition accounting fair market value adjustment to stock-based compensation	—	—	—	—	—	—	—	—
Costs associated with holding assets out for sale	—	(5.2)	—	(5.2)	—	—	—	—

Adjusted SG&A	$136.4	$316.6	$34.8	$487.8	$54.8	$307.6	$27.4	$389.8

Adjusted SG&A as a percentage of adjusted net revenues	23.0%	20.3%	8.9%	19.2%	42.3%	19.9%	11.9%	20.5%

TABLE 2

	Three Months Ended June 30, 2014				Three Months Ended June 30, 2013
	North American Brands	North American Generics and International	Anda Distribution	Actavis plc	North American Brands	North American Generics and International	Anda Distribution	Actavis plc
(Unaudited; $ in millions)

Net Revenues:
Net revenues	$587.2	$1,653.0	$427.0	$2,667.2	$144.8	$1,569.2	$275.8	$1,989.8
Adjustments to net revenue ((remove from) / add to)
Purchase accounting adjustments	—	5.5	—	5.5	—	0.8	—	0.8
Operating results of assets held for sale / sold	—	(37.4)	—	(37.4)	—	—	—	—
Manufacturing and supply contract termination payment	—	—	—	—	—	—	—	—

Adjusted net revenues	$587.2	$1,621.1	$427.0	$2,635.3	$144.8	$1,570.0	$275.8	$1,990.6

Cost of Sales (1):
Cost of Sales	$163.8	$758.2	$374.5	$1,296.5	$34.4	$777.1	$238.8	$1,050.3
Adjustments to cost of sales ((remove from) / add to)
Integration and restructuring	(3.8)	—	—	(3.8)	—	(0.3)	—	(0.3)
Contingent consideration fair value and accretion adjustment	(0.7)	(6.2)	—	(6.9)	(0.3)	—	—	(0.3)
Operating results of assets held for sale / sold	—	(38.3)	—	(38.3)	—	—	—	—
Operational Excellence Initiative	—	(11.0)	—	(11.0)	—	(21.1)	—	(21.1)
Acquisition accounting fair market value adjustment to stock-based compensation	—	—	—	—	—	—	—	—
Purchase accounting adjustments	(85.4)	—	—	(85.4)	—	—	—	—

Adjusted cost of sales	$73.9	$702.7	$374.5	$1,151.1	$34.1	$755.7	$238.8	$1,028.6

Adjusted gross profit	513.3	918.4	52.5	1,484.2	110.7	814.3	37.0	962.0

Adjusted gross margin as a percentage of adjusted net revenues	87.4%	56.7%	12.3%	56.3%	76.5%	51.9%	13.4%	48.3%

SG&A:
SG&A	$185.3	$340.3	$36.0	$561.6	$81.8	$349.1	$30.5	$461.4
Adjustments to SG&A ((remove from) / add to)
Legal matters	(2.2)	0.7	—	(1.5)	—	(25.5)	—	(25.5)
Acquisition, integration & restructuring expenses	(11.3)	(18.9)	—	(30.2)	(22.6)	(3.3)	—	(25.9)
Pending acquisition related costs	(22.7)	—	—	(22.7)	—	—	—	—
U.S. Branded Pharma fee	—	—	—	—	—	—	—	—
Other	—	—	—	—	—	—	—	—
Global supply chain initiative accelerated depreciation and severance costs	—	(3.3)	—	(3.3)	—	(1.5)	—	(1.5)
Contract termination payments	(10.0)	—	—	(10.0)	—	—	—	—
Operating results for assets held for sale / sold	—	—	—	—	—	—	—	—
Acquisition accounting fair market value adjustment to stock-based compensation	—	—	—	—	—	—	—	—
Costs associated with holding assets out for sale	—	(0.5)	—	(0.5)	—	—	—	—

Adjusted SG&A	$139.1	$318.3	$36.0	$493.4	$59.2	$318.8	$30.5	$408.5

Adjusted SG&A as a percentage of adjusted net revenues	23.7%	19.6%	8.4%	18.7%	40.9%	20.3%	11.1%	20.5%

TABLE 3

	Three Months Ended September 30, 2014				Three Months Ended September 30, 2013
	North American Brands	North American Generics and International	Anda Distribution	Actavis plc	North American Brands	North American Generics and International	Anda Distribution	Actavis plc
(Unaudited; $ in millions)

Net Revenues:
Net revenues	$1,619.3	$1,640.6	$423.2	$3,683.1	$153.0	$1,552.9	$307.1	$2,013.0
Adjustments to net revenue ((remove from) / add to)
Purchase accounting adjustments	—	4.8	—	4.8	0.4	0.3	—	0.7
Operating results of assets held for sale / sold	—	(34.3)	—	(34.3)	—	—	—	—
Manufacturing and supply contract termination payment	—	—	—	—	—	—	—	—

Adjusted net revenues	$1,619.3	$1,611.1	$423.2	$3,653.6	$153.4	$1,553.2	$307.1	$2,013.7

Cost of Sales (1):
Cost of Sales	$706.3	$811.9	$364.8	$1,883.0	$41.4	$774.6	$267.2	$1,083.2
Adjustments to cost of sales ((remove from) / add to)
Integration and restructuring	(9.6)	0.3	—	(9.3)	—	(2.5)	—	(2.5)
Contingent consideration fair value and accretion adjustment	(1.1)	0.2	—	(0.9)	(4.8)	(1.4)	—	(6.2)
Operating results of assets held for sale / sold	—	(28.0)	—	(28.0)	—	—	—	—
Operational Excellence Initiative	—	(8.3)	—	(8.3)	—	(17.4)	—	(17.4)
Acquisition accounting fair market value adjustment to stock-based compensation	(5.9)	—	—	(5.9)	—	—	—	—
Purchase accounting adjustments	(437.8)	(56.1)	—	(493.9)	—	—	—	—

Adjusted cost of sales	$251.9	$720.0	$364.8	$1,336.7	$36.6	$753.3	$267.2	$1,057.1

Adjusted gross profit	1,367.4	891.1	58.4	2,316.9	116.8	799.9	39.9	956.6

Adjusted gross margin as a percentage of adjusted net revenues	84.4%	55.3%	13.8%	63.4%	76.1%	51.5%	13.0%	47.5%

SG&A:
SG&A	$880.3	$356.3	$37.9	$1,274.5	$78.9	$344.5	$32.3	$455.7
Adjustments to SG&A ((remove from) / add to)
Legal matters	9.7	0.3	—	10.0	—	(15.0)	—	(15.0)
Acquisition, integration & restructuring expenses	(110.9)	(5.2)	—	(116.1)	—	(10.2)	—	(10.2)
Pending acquisition related costs	(31.3)	(12.8)	—	(44.1)	(20.7)	(20.6)	—	(41.3)
U.S. Branded Pharma fee	(105.0)	(10.8)	—	(115.8)	—	—	—	—
Other	—	—	—	—	—	—	—	—
Global supply chain initiative accelerated depreciation and severance costs	—	—	—	—	—	(0.2)	—	(0.2)
Contract termination payments	—	—	—	—	—	—	—	—
Operating results for assets held for sale / sold	—	—	—	—	—	—	—	—
Acquisition accounting fair market value adjustment to stock-based compensation	(161.7)	—	—	(161.7)	—	—	—	—
Costs associated with holding assets out for sale	—	—	—	—	—	—	—	—

Adjusted SG&A	$481.1	$327.8	$37.9	$846.8	$58.2	$298.5	$32.3	$389.0

Adjusted SG&A as a percentage of adjusted net revenues	29.7%	20.3%	9.0%	23.2%	37.9%	19.2%	10.5%	19.3%

TABLE 4

	Three Months Ended December 31, 2013
	North American Brands	North American Generics and International	Anda Distribution	Actavis plc
(Unaudited; $ in millions)

Net Revenues:
Net revenues	$635.1	$1,761.2	$383.0	$2,779.3
Adjustments to net revenue ((remove from) / add to)
Purchase accounting adjustments	—	0.4	—	0.4
Operating results of assets held for sale / sold	—	—	—	—
Manufacturing and supply contract termination payment	—	—	—	—

Adjusted net revenues	$635.1	$1,761.6	$383.0	$2,779.7

Cost of Sales (1):
Cost of Sales	$238.0	$908.6	$324.0	$1,470.6
Adjustments to cost of sales ((remove from) / add to)
Integration and restructuring	—	(2.3)	—	(2.3)
Contingent consideration fair value and accretion adjustment	(0.3)	(0.9)	—	(1.2)
Operating results of assets held for sale / sold	—	(0.8)	—	(0.8)
Operational Excellence Initiative	—	(15.9)	—	(15.9)
Acquisition accounting fair market value adjustment to stock-based compensation	—	—	—	—
Purchase accounting adjustments	(152.1)	(21.1)	—	(173.2)

Adjusted cost of sales	$85.6	$867.6	$324.0	$1,277.2

Adjusted gross profit	549.5	894.0	59.0	1,502.5

Adjusted gross margin as a percentage of adjusted net revenues	86.5%	50.7%	15.4%	54.1%

SG&A:
SG&A	$287.2	$395.9	$34.6	$717.7
Adjustments to SG&A ((remove from) / add to)
Legal matters	—	(1.9)	—	(1.9)
Acquisition, integration & restructuring expenses	(113.4)	(36.0)	—	(149.4)
Pending acquisition related costs	—	—	—	—
U.S. Branded Pharma fee	—	—	—	—
Other	—	—	—	—
Global supply chain initiative accelerated depreciation and severance costs	—	(1.0)	—	(1.0)
Contract termination payments	—	—	—	—
Operating results for assets held for sale / sold	—	—	—	—
Acquisition accounting fair market value adjustment to stock-based compensation	—	—	—	—
Costs associated with holding assets out for sale	—	(2.5)	—	(2.5)

Adjusted SG&A	$173.8	$354.5	$34.6	$562.9

Adjusted SG&A as a percentage of adjusted net revenues	27.4%	20.1%	9.0%	20.3%